Exhibit 4.10(a)

THIS DEBT SETTLEMENT AGREEMENT made as of May 7, 2002. AMONG:

Garth Likes of 184 Alton Place, Beaconsfield, Quebec, H9W 1Y7 (Telefax No.(__)__-__)

(hereinafter called the "Creditor")

OF THE FIRST PART

AND:

INNEXUS INC.. a company duly incorporated pursuant to the laws of the State of Washington and having its offices at 3405 - 172nd Street NE, #196, Arlington, Washington, 98223 (Phone No. (425) 696-0068)

(hereinafter called the "Debtor")

OF THE SECOND PART

AND

CUSIL VENTURE CORPORATION, a company duly incorporated under the laws of the Province of British Columbia and having an office at 1400 - 400 Burrard Street, Vancouver, B.C., V6C 3G2 (Telefax No. (604) 643-1789)

(hereinafter called the "Issuer")

OF THE THIRD PART

WHEREAS:

A.

As at the date hereof, the Debtor is indebted to the Creditor in the amount of $35,000 (the "Settled Debt") and the Debtor has proposed to settle the debt by the issuance of common shares of the Issuer (the "Common Shares"), particulars of which are attached as Schedule "A" hereto;

B.

Subject to completion of the purchase, by way of reverse takeover, of all of the issued and outstanding shares of the Debtor and securities convertible into shares of the Debtor or in exchange for shares of the
Issuer pursuant to the share exchange agreement dated for reference December 5, 2001 among the
Issuer, the Debtor and the holders of the Debtor's shares and convertible securities (the "Proposed
Transaction") and subject to completion of the conditions set forth herein (the "Conditions"), the Issuer has agreed to assume certain indebtedness of the Debtor, including the Settled Debt, and to settle it on the terms and conditions set forth herein in consideration of the Debtor's agreement that it will be obligated to repay any such amount to the Issuer;

C.

The Creditor has agreed to discharge all liability to the Debtor upon the issuance to the Creditor of
70,000 Common Shares (the "Shares") (being the outstanding principal amount plus accrued and unpaid interest in respect of the Settled Debt divided by the fair market value of one Common Share determined as set out below) in the capital stock of the Debtor at a deemed price of $0.50 per share or such other price as is equal to the prevailing market price of the Issuer's common shares on the
Canadian Venture Exchange Inc.(the "Exchange") on the first trading day prior to public announcement of the Proposed Transaction and the proposed settlement of the Settled Debt contemplated herein.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in consideration of the premises and the mutual covenants and agreements herein contained, the parties mutually agree with each other as follows:

1.

The Creditor hereby agrees to accept from the Issuer, the Shares in full satisfaction of the Settled Debt owing to it.

2.

The Creditor represents and warrants that the Settled Debt is due and owing in full without setoff or other right of diminishment and the particulars thereof are set out in Schedule "A" hereto and are properly described and correct in every material respect.

3.

The Creditor acknowledges that the Issuer is not independently obligated to the Creditor to pay the
Settled Debt and that, should, for any reason, the Issuer not issue the Shares in satisfaction of the
Settled Debt as and when contemplated hereunder, the Creditor may thereafter look only to the Debtor for repayment of the Settled Debt and not to the Issuer. The Creditor further acknowledges that the
Issuer's obligations to the Debtor to enter into and perform this Agreement are subject to certain conditions agreed to by the Debtor and the Issuer including completion of the Proposed Transaction and the Conditions.

4.

The Creditor hereby agrees that, effective forthwith upon the issuance to it of the Shares (provided certificates representing the Shares are thereafter delivered to it prior to the Termination Date or, if delivered thereafter, prior to effective delivery of a valid notice of termination under section 6), the
Creditor shall and does hereby, without the requirement for further action of the parties, release and forever discharge the Debtor, its successors and assigns from all matters of actions, suits, debts, dues, accounts, bonds, contracts, claims and demands whatsoever which against the Debtor it ever had, now has, or which its successors or assigns or any of them hereafter may have by reason of the Debtor's indebtedness to the Creditor with respect to the Settled Debt.

5.

This Agreement is subject to the following conditions:

(a)       acceptance of the Exchange and any other regulatory authority having jurisdiction with respect tothe transactions contemplated herein ("Regulatory Approval");

(b)

completion of the Proposed Transaction; and

(c)        the hold period applicable to the Shares, as contemplated in section 9(e), shall not exceed four months from the date of issuance of the Shares, provided that, if the Exchange requires a longer hold period be applied to the Shares, the Issuer may, at its option, arrange for the exchange of the Shares, upon completion of all applicable hold periods and other restrictions on transfer applicable thereto, for an equivalent number of Common Shares with a hold period not exceeding four months, which are duly registered in the name of the Creditor or its nominee, and, in such event, the Creditor shall, in exchange for such Common Shares, deliver the certificates representing the Shares, together with such duly executed and guaranteed stock powers of attorney and other documents as may, in the reasonable determination of the Issuer, be sufficient to permit the due and effective transfer of the Shares, upon completion of all hold periods and other restrictions on transfer applicable thereto, to such person or persons as the Issuer may specify.

6.

The Issuer hereby agrees to use its best efforts to obtain Regulatory Approval as part of its efforts to obtain approval of the Exchange to the Proposed Transaction or as soon as practicable and, in any event, on or before 5:00 p.m., Vancouver time, on December 31, 2002 (the "Termination Date") and agrees further to effect the issuance of Shares to the Creditor and delivery of certificates representing

7.

In the event Regulatory Approval is not obtained on or before the Termination Date or if the Shares are not issued or if certificates representing such Shares are not delivered to the Creditor within 15 business days after the date of issuance thereof, the Creditor may, at its option, elect to terminate the Agreement by notice in writing delivered to the Debtor at the address or fax number set out above, whereupon this
Agreement shall thereafter have no further force or effect and the rights and obligations of the parties hereunder cease forthwith.

8.

Notice hereunder shall be deemed to be effectively given if delivered or sent via telefax to the addresses or telefax numbers first set out above or as either party may otherwise stipulate by notice in writing to the other party in writing. Delivery of certificates representing the Shares may be made by prepaid mail address set out above, unless the Creditor arranges, as its own cost, for delivery of such Shares by other means and notifies the Debtor accordingly.

9.

The Creditor acknowledges that:

(a)       there are no representations or warranties given by the Debtor, the Issuer or their respective Directors or Officers concerning the future value of the Shares;

(b)      the Creditor has no knowledge of a "material fact" or "material change", as those terms are defined the Securities Act (British Columbia), in the affairs of the Debtor or the Issuer or with respect to the Proposed Transaction that has not been generally disclosed to the public, save knowledge of this Agreement;

(c)      the Creditor is aware that no prospectus has been filed by the Issuer with any securities commission or similar authority in British Columbia or elsewhere in connection with the sale of the Shares contemplated hereby, and that as a result:

(i.)         the Creditor is restricted from using most of the civil remedies available under applicable securities legislation;

(ii.)        the Creditor may not receive information that would otherwise be required to be provided under applicable securities legislation; and

(iii.)       the Issuer is relieved from certain obligations that would otherwise apply under applicable securities legislation; and

(d)      the Shares shall be subject to resale restrictions provided for under the Securities Rules (British Columbia) and shall be subject to such additional resale restrictions as may be provided for by the policies of the Exchange (including, in general, a four month hold period commencing upon the date of issuance of the Shares), and any certificates representing the Shares may be affixed with a legend to that effect;

(e)    the Shares may not be sold outside of British Columbia except in compliance with the requirements of applicable securities legislation in the jurisdiction in which the Creditor and the purchaser of the Shares is resident and the Creditor is responsible to ensure full compliance with any such requirements.

10.      The parties hereto agree to execute all further documents and assurances as may be necessary to give effect to the intent expressed herein.

11.        This written instrument embodies the entire agreement of the parties to this Agreement with regard to the matters dealt with in the Agreement, and no understandings or agreements, verbal or otherwise, exist between the parties except as expressly set out herein and, without limitation, this Agreement supercedes any and all prior agreements, whether verbal or in writing, with respect to the matters set forth herein.

/

12.

Time is of the essence in this Agreement

13.

This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators, successors and assigns.

14.

This agreement may be executed in one or more counterparts each of which shall be deemed as original, but all of which shall constitute one and the same instrument.

IN WITNESS THEROF the parties hereto have hereby set their hands and seals the day and year first aforesaid.

SIGNED SEALED AND DELIVERED by GARTH LIKES in the presence of

“Cindy Jo Darbyshire”                                     Cindy Jo Darbyshire (Name of Witness)                    7990 Hunter Street, Burnaby, BC                              (Address of Witness)                                             Dental Manager (Occupation of Witness)

	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	“Garth Likes” Garth Likes

SIGNED SEALED AND DELIVERED by INNEXUS INC, by INNEXUS INC.  in the presence of

“Gail Thurston”                                             Gail Thurston (name of Witness)                    5567 Deerhorn Lane, North Vancouver, BC  (Address of the Witness)                                  Executive  (Occupation of Witness)

	) ) ) ) ) ) ) ) ) ) ) ) ) )	INNEXUS INC. Per. “Alton Charles Morgan” Authorized Signatory
The Corporate seal of CUSIL VENTURE CORPORATION was hereunto affixed in the presence of Stuart Rogers”	) ) ) ) ) ) ) ) ) ) )

The corporate seal of Cusil Venture

)

Corporation was hereunto affixed in the

)

presence of

)

)

 /s/ Stuart Rogers_________________________

)

Authorized Signatory

)

Schedule “A”

Particulars of Indebtedness

Amount of cash advances: $71,786Sched

Exhibit 4.10(b)

THIS DEBT SETTLEMENT AGREEMENT made as of May 7, 2002. AMONG:

Dr. A. Charles Morgan of 3405 – 172nd Street NE, #196, Arlington, Washington 98223 (Phone No. (425) 696-0068)

(hereinafter called the "Creditor")

OF THE FIRST PART

AND:

INNEXUS INC.. a company duly incorporated pursuant to the laws of the State of Washington and having its offices at 3405 - 172nd Street NE, #196, Arlington, Washington, 98223 (Phone No. (425) 696-0068)

(hereinafter called the "Debtor")

OF THE SECOND PART

AND

CUSIL VENTURE CORPORATION, a company duly incorporated under the laws of the Province of British Columbia and having an office at 1400 - 400 Burrard Street, Vancouver, B.C., V6C 3G2 (Telefax No. (604) 643-1789)

(hereinafter called the "Issuer")

OF THE THIRD PART

WHEREAS:

A.        As at the date hereof, the Debtor is indebted to the Creditor in the amount of $83,594 (the "Settled Debt") and the Debtor has proposed to settle the debt by the issuance of common shares of the Issuer (the "Common Shares"), particulars of which are attached as Schedule "A" hereto;

B.

Subject to completion of the purchase, by way of reverse takeover, of all of the issued and outstanding shares of the Debtor and securities convertible into shares of the Debtor or in exchange for shares of the
Issuer pursuant to the share exchange agreement dated for reference December 5, 2001 among the
Issuer, the Debtor and the holders of the Debtor's shares and convertible securities (the "Proposed
Transaction") and subject to completion of the conditions set forth herein (the "Conditions"), the Issuer has agreed to assume certain indebtedness of the Debtor, including the Settled Debt, and to settle it on the terms and conditions set forth herein in consideration of the Debtor's agreement that it will be obligated to repay any such amount to the Issuer;

C.

The Creditor has agreed to discharge all liability to the Debtor upon the issuance to the Creditor of
167,188 Common Shares (the "Shares") (being the outstanding principal amount plus accrued and unpaid interest in respect of the Settled Debt divided by the fair market value of one Common Share determined as set out below) in the capital stock of the Debtor at a deemed price of $0.50 per share or such other price as is equal to the prevailing market price of the Issuer's common shares on the
Canadian Venture Exchange Inc.(the "Exchange") on the first trading day prior to public announcement of the Proposed Transaction and the proposed settlement of the Settled Debt contemplated herein.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in consideration of the premises and the mutual covenants and agreements herein contained, the parties mutually agree with each other as follows:

1.

The Creditor hereby agrees to accept from the Issuer, the Shares in full satisfaction of the Settled Debt owing to it.

2.

The Creditor represents and warrants that the Settled Debt is due and owing in full without setoff or other right of diminishment and the particulars thereof are set out in Schedule "A" hereto and are properly described and correct in every material respect.

3.

The Creditor acknowledges that the Issuer is not independently obligated to the Creditor to pay the
Settled Debt and that, should, for any reason, the Issuer not issue the Shares in satisfaction of the
Settled Debt as and when contemplated hereunder, the Creditor may thereafter look only to the Debtor for repayment of the Settled Debt and not to the Issuer. The Creditor further acknowledges that the
Issuer's obligations to the Debtor to enter into and perform this Agreement are subject to certain conditions agreed to by the Debtor and the Issuer including completion of the Proposed Transaction and the Conditions.

4.

The Creditor hereby agrees that, effective forthwith upon the issuance to it of the Shares (provided certificates representing the Shares are thereafter delivered to it prior to the Termination Date or, if delivered thereafter, prior to effective delivery of a valid notice of termination under section 6), the
Creditor shall and does hereby, without the requirement for further action of the parties, release and forever discharge the Debtor, its successors and assigns from all matters of actions, suits, debts, dues, accounts, bonds, contracts, claims and demands whatsoever which against the Debtor it ever had, now has, or which its successors or assigns or any of them hereafter may have by reason of the Debtor's indebtedness to the Creditor with respect to the Settled Debt.

5.

This Agreement is subject to the following conditions:

(a)        acceptance of the Exchange and any other regulatory authority having jurisdiction with respect to the transactions contemplated herein ("Regulatory Approval");

(b)

completion of the Proposed Transaction; and

(c)

the hold period applicable to the Shares, as contemplated in section 9(e), shall not exceed four months from the date of issuance of the Shares, provided that, if the Exchange requires a longer hold period be applied to the Shares, the Issuer may, at its option, arrange for the exchange of the Shares, upon completion of all applicable hold periods and other restrictions on transfer applicable thereto, for an equivalent number of Common Shares with a hold period not exceeding four months, which are duly registered in the name of the Creditor or its nominee, and, in such event, the Creditor shall, in exchange for such Common Shares, deliver the certificates representing the Shares, together with such duly executed and guaranteed stock powers of attorney and other documents as may, in the reasonable determination of the Issuer, be sufficient to permit the due and effective transfer of the Shares, upon completion of all hold periods and other restrictions on transfer applicable thereto, to such person or persons as the Issuer may specify.

6.

The Issuer hereby agrees to use its best efforts to obtain Regulatory Approval as part of its efforts to obtain approval of the Exchange to the Proposed Transaction or as soon as practicable and, in any event, on or before 5:00 p.m., Vancouver time, on December 31, 2002 (the "Termination Date") and agrees further to effect the issuance of Shares to the Creditor and delivery of certificates representing

7.

In the event Regulatory Approval is not obtained on or before the Termination Date or if the Shares are not issued or if certificates representing such Shares are not delivered to the Creditor within 15 business days after the date of issuance thereof, the Creditor may, at its option, elect to terminate the Agreement by notice in writing delivered to the Debtor at the address or fax number set out above, whereupon this Agreement shall thereafter have no further force or effect and the rights and obligations of the parties hereunder cease forthwith.

8.

Notice hereunder shall be deemed to be effectively given if delivered or sent via telefax to the addresses or telefax numbers first set out above or as either party may otherwise stipulate by notice  in writing to the other party in writing. Delivery of certificates representing the Shares may be made by prepaid mail address set out above, unless the Creditor arranges, as its own cost, for delivery of such Shares by other means and notifies the Debtor accordingly.

9.

The Creditor acknowledges that:

(a)

there are no representations or warranties given by the Debtor, the Issuer or their respective Directors or Officers concerning the future value of the Shares;

(b)

the Creditor has no knowledge of a "material fact" or "material change", as those terms are defined the Securities Act (British Columbia), in the affairs of the Debtor or the Issuer or with respect to the Proposed Transaction that has not been generally disclosed to the public, save knowledge of this Agreement;

(c)

the Creditor is aware that no prospectus has been filed by the Issuer with any securities commission or similar authority in British Columbia or elsewhere in connection with the sale of the Shares contemplated hereby, and that as a result:

(i.)         the Creditor is restricted from using most of the civil remedies available under applicable securities legislation;

(li.)        the Creditor may not receive information that would otherwise be required to be provided under applicable securities legislation; and

(iii.)       the Issuer is relieved from certain obligations that would otherwise apply under applicable securities legislation; and

(d)

the Shares shall be subject to resale restrictions provided for under the Securities Rules (British Columbia) and shall be subject to such additional resale restrictions as may be provided for by the policies of the Exchange (including, in general, a four month hold period commencing upon the date of issuance of the Shares), and any certificates representing the Shares may be affixed with a legend to that effect;

(e)

the Shares may not be sold outside of British Columbia except in compliance with the requirements of applicable securities legislation in the jurisdiction in which the Creditor and the purchaser of the Shares is resident and the Creditor is responsible to ensure full compliance with any such requirements.

10.

The parties hereto agree to execute all further documents and assurances as may be necessary to give effect to the intent expressed herein.

11.

This written instrument embodies the entire agreement of the parties to this Agreement with regard to the matters dealt with in the Agreement, and no understandings or agreements, verbal or otherwise, exist between the parties except as expressly set out herein and, without limitation, this Agreement supercedes any and all prior agreements, whether verbal or in writing, with respect to the matters set forth herein.

12.

Time is of the essence in this Agreement.

13.

This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators, successors and assigns.

14.

This agreement may be executed in one or more counterparts each of which shall be deemed as original, but all of which shall constitute one and the same instrument.

IN WITNESS THEROF the parties hereto have hereby set their hands and seals the day and year first aforesaid.

SIGNED SEALED AND DELIVERED by ALTON C. MORGAN in the presence of

“Sarah Gordon ”                                      Sarah Gordon  (Name of Witness)                    1400 – 400 Burrard Street, Vancouver, BC                              (Address of Witness)                                             Receptionist (Occupation of Witness)

	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	“Alton C. Morgan” Alton C. Morgan

SIGNED SEALED AND DELIVERED by INNEXUS INC, by INNEXUS INC.  in the presence of

“Sarah Gordon”                                             Sarah Gordon (name of Witness)                    1400 – 400 Burrard Street, Vancouver, BC  (Address of the Witness)                                  Receptionist (Occupation of Witness)

	) ) ) ) ) ) ) ) ) ) ) ) ) )	INNEXUS INC. Per. “Alton Charles Morgan” Authorized Signatory
The Corporate seal of CUSIL VENTURE CORPORATION was hereunto affixed in the presence of Stuart Rogers”	) ) ) ) ) ) ) ) ) ) )

Schedule “A”

Particulars of Indebtedness

Amount of cash advances: $83,594

/

Exhibit 4.10(c)

THIS DEBT SETTLEMENT AGREEMENT made as of May 28, 2002. AMONG:

Gail Thurston of 5567 Deerhorn Lane, North Vancouver, British Columbia, (Telefax No. (604) 986-2078)

(hereinafter called the "Creditor")

OF THE FIRST PART

AND:

INNEXUS INC.. a company duly incorporated pursuant to the laws of the State of Washington and having its offices at 3405 - 172nd Street NE, #196, Arlington, Washington, 98223 (Phone No. (425) 696-0068)

(hereinafter called the "Debtor")

OF THE SECOND PART

AND

CUSIL VENTURE CORPORATION, a company duly incorporated under the laws of the Province of British Columbia and having an office at 1400 - 400 Burrard Street, Vancouver, B.C., V6C 3G2 (Telefax No. (604) 643-1789)

(hereinafter called the "Issuer")

OF THE THIRD PART

WHEREAS:

A.

As at the date hereof, the Debtor is indebted to the Creditor in the amount of $71,786 (the "Settled Debt") and the Debtor has proposed to settle the debt by the issuance of common shares of the Issuer (the "Common Shares"), particulars of which are attached as Schedule "A" hereto;

B.

Subject to completion of the purchase, by way of reverse takeover, of all of the issued and outstanding shares of the Debtor and securities convertible into shares of the Debtor or in exchange for shares of the
Issuer pursuant to the share exchange agreement dated for reference December 5, 2001 among the
Issuer, the Debtor and the holders of the Debtor's shares and convertible securities (the "Proposed
Transaction") and subject to completion of the conditions set forth herein (the "Conditions"), the Issuer has agreed to assume certain indebtedness of the Debtor, including the Settled Debt, and to settle it on the terms and conditions set forth herein in consideration of the Debtor's agreement that it will be obligated to repay any such amount to the Issuer;

C.

The Creditor has agreed to discharge all liability to the Debtor upon the issuance to the Creditor of
143,572 Common Shares (the "Shares") (being the outstanding principal amount plus accrued and unpaid interest in respect of the Settled Debt divided by the fair market value of one Common Share determined as set out below) in the capital stock of the Debtor at a deemed price of $0.50 per share or such other price as is equal to the prevailing market price of the Issuer's common shares on the
Canadian Venture Exchange Inc.(the "Exchange") on the first trading day prior to public announcement of the Proposed Transaction and the proposed settlement of the Settled Debt contemplated herein.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in consideration of the premises and the mutual covenants and agreements herein contained, the parties mutually agree with each other as follows:

1.

The Creditor hereby agrees to accept from the Issuer, the Shares in full satisfaction of the Settled Debt owing to it.

2.

The Creditor represents and warrants that the Settled Debt is due and owing in full without setoff or other right of diminishment and the particulars thereof are set out in Schedule "A" hereto and are properly described and correct in every material respect.

3.

The Creditor acknowledges that the Issuer is not independently obligated to the Creditor to pay the
Settled Debt and that, should, for any reason, the Issuer not issue the Shares in satisfaction of the
Settled Debt as and when contemplated hereunder, the Creditor may thereafter look only to the Debtor for repayment of the Settled Debt and not to the Issuer. The Creditor further acknowledges that the
Issuer's obligations to the Debtor to enter into and perform this Agreement are subject to certain conditions agreed to by the Debtor and the Issuer including completion of the Proposed Transaction and the Conditions.

4.

The Creditor hereby agrees that, effective forthwith upon the issuance to it of the Shares (provided certificates representing the Shares are thereafter delivered to it prior to the Termination Date or, if delivered thereafter, prior to effective delivery of a valid notice of termination under section 6), the
Creditor shall and does hereby, without the requirement for further action of the parties, release and forever discharge the Debtor, its successors and assigns from all matters of actions, suits, debts, dues, accounts, bonds, contracts, claims and demands whatsoever which against the Debtor it ever had, now has, or which its successors or assigns or any of them hereafter may have by reason of the Debtor's indebtedness to the Creditor with respect to the Settled Debt.

5.

This Agreement is subject to the following conditions:

(a)       acceptance of the Exchange and any other regulatory authority having jurisdiction with respect to the transactions contemplated herein ("Regulatory Approval");

(b)         completion of the Proposed Transaction; and

(c)      the hold period applicable to the Shares, as contemplated in section 9(e), shall not exceed four months from the date of issuance of the Shares, provided that, if the Exchange requires a longer hold period be applied to the Shares, the Issuer may, at its option, arrange for the exchange of the Shares, upon completion of all applicable hold periods and other restrictions on transfer applicable thereto, for an equivalent number of Common Shares with a hold period not exceeding four months, which are duly registered in the name of the Creditor or its nominee, and, in such event, the Creditor shall, in exchange for such Common Shares, deliver the certificates representing the Shares, together with such duly executed and guaranteed stock powers of attorney and other documents as may, in the reasonable determination of the Issuer, be sufficient to permit the due and effective transfer of the Shares, upon completion of all hold periods and other restrictions on transfer applicable thereto, to such person or persons as the Issuer may specify.

6.

The Issuer hereby agrees to use its best efforts to obtain Regulatory Approval as part of its efforts to obtain approval of the Exchange to the Proposed Transaction or as soon as practicable and, in any event, on or before 5:00 p.m., Vancouver time, on December 31, 2002 (the "Termination Date") and agrees further to effect the issuance of Shares to the Creditor and delivery of certificates representing

7.

In the event Regulatory Approval is not obtained on or before the Termination Date or if the Shares are not issued or if certificates representing such Shares are not delivered to the Creditor within 15 business days after the date of issuance thereof, the Creditor may, at its option, elect to terminate the Agreement by notice in writing delivered to the Debtor at the address or fax number set out above, whereupon this
Agreement shall thereafter have no further force or effect and the rights and obligations of the parties hereunder cease forthwith.

8.

Notice hereunder shall be deemed to be effectively given if delivered or sent via telefax to the addresses or telefax numbers first set out above or as either party may otherwise stipulate by notice in writing to the other party in writing. Delivery of certificates representing the Shares may be made by prepaid mail address set out above, unless the Creditor arranges, as its own cost, for delivery of such Shares by other means and notifies the Debtor accordingly.

9.

The Creditor acknowledges that:

(a)      there are no representations or warranties given by the Debtor, the Issuer or their respective Directors or Officers concerning the future value of the Shares;

(b)     the Creditor has no knowledge of a "material fact" or "material change", as those terms are defined the Securities Act (British Columbia), in the affairs of the Debtor or the Issuer or with respect to the Proposed Transaction that has not been generally disclosed to the public, save knowledge of this Agreement;

(c)    the Creditor is aware that no prospectus has been filed by the Issuer with any securities commission or similar authority in British Columbia or elsewhere in connection with the sale of the Shares contemplated hereby, and that as a result:

(i.)         the Creditor is restricted from using most of the civil remedies available under applicable securities legislation;

(li.)        the Creditor may not receive information that would otherwise be required to be provided under applicable securities legislation; and

(iii.)       the Issuer is relieved from certain obligations that would otherwise apply under applicable securities legislation; and

(d)      the Shares shall be subject to resale restrictions provided for under the Securities Rules (British Columbia) and shall be subject to such additional resale restrictions as may be provided for by the policies of the Exchange (including, in general, a four month hold period commencing upon the date of issuance of the Shares), and any certificates representing the Shares may be affixed with a legend to that effect;

(e)    the Shares may not be sold outside of British Columbia except in compliance with the requirements of applicable securities legislation in the jurisdiction in which the Creditor and the purchaser of the Shares is resident and the Creditor is responsible to ensure full compliance with any such requirements.

10.

The parties hereto agree to execute all further documents and assurances as may be necessary to give effect to the intent expressed herein.

11.       This written instrument embodies the entire agreement of the parties to this Agreement with regard to the matters dealt with in the Agreement, and no understandings or agreements, verbal or otherwise, exist between the parties except as expressly set out herein and, without limitation, this Agreement supercedes any and all prior agreements, whether verbal or in writing, with respect to the matters set forth herein.

11.

Time shall be of the essence in this Agreement.

12.

This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators, successors and assigns.

13.

This agreement may be executed in one or more counterparts each of which shall be deemed as original, but all of which shall constitute one and the same instrument.

IN WITNESS THEROF the parties hereto have hereby set their hands and seals the day and year first aforesaid.

SIGNED SEALED AND DELIVERED by GAIL THURSTON in the presence of

“Alton C. Morgan   ”                                     Alton C. Morgan (Name of Witness)                    3405 – 172nd. Street, Arlington, WA, USA                              (Address of Witness)                                             Executive  (Occupation of Witness)

	) ) ) ) ) ) ) ) ) ) ) ) ) )	“Gail Thurston” Gail THurston

SIGNED SEALED AND DELIVERED by INNEXUS INC, by INNEXUS INC.  in the presence of

“Gail Thurston”                                             Gail Thurston (name of Witness)                    5567 Deerhorn Lane, North Vancouver, BC  (Address of the Witness)                                  Executive  (Occupation of Witness)

	) ) ) ) ) ) ) ) ) ) ) ) ) )	INNEXUS INC. Per. “Alton Charles Morgan” Authorized Signatory
The Corporate seal of CUSIL VENTURE CORPORATION was hereunto affixed in the presence of Stuart Rogers”	) ) ) ) ) ) ) ) ) ) )

Schedule “A

Particulars of Indebtedness

Amount of cash advances: $71,786